Exhibit  10.3


                                    CSP INC.

                 EMPLOYEE INVENTION AND NON-DISCLOSURE AGREEMENT

    In consideration of my employment by CSP Inc., a Massachusetts corporation, or any parent, subsidiary or successor corporation or organization (hereinafter collectively called the "Company"), and of the wages and/or salary to be paid me, I hereby covenant and agree with the Company as follows:

1.   DISCLOSURE OF INVENTIONS

    I agree that I will forthwith communicate in writing to the Company, or such individual as the Company may from time to time designate, a full and complete disclosure of any and all research and other information, inventions, discoveries and improvements ("Inventions") made, developed and/or conceived while in the employ of the Company and (ii) during the six (6) month period following the termination of my employment or other association with the Company and which are reasonably related to the business of the Company.

2.   ASSIGNMENT OF INVENTIONS

    I agree to, and hereby do, assign and transfer to the Company, or its nominee or designee (without any separate renumeration or compensation to me other than the compensation received or assigned to me from time to time in the course of my aforesaid employment), all my right, title and interest throughout the world in and to such Inventions, together with the right to file and/or own wholly and without restriction applications for United States and foreign patents and trademarks and any patent and trademark issued or issuing thereon. I agree to execute all appropriate patent applications for securing all United States and foreign patents on all Inventions and to do, execute and deliver any and all acts and instruments that may be necessary or proper to vest all such Inventions and patents (both United States and foreign) in the Company, or its nominee or designee, and to enable the Company, or its nominee or designee, to obtain all such letters patent; and that I will render to the Company, or its nominee or designee, all such assistance as it may require in the prosecution of all such patent applications and applications for the reissue of such patents, but the expense of all such assignments and patent applications, or all other proceedings referred to hereinabove, shall be borne by the Company or its nominee or designee. I will execute, upon request, documents which secure to the Company the interests here conveyed, provided that all fees or payments connected with the execution of the documents shall not be a charge upon me.

    I will assist, upon request, in locating writings and other physical evidence of the making of my inventions and provide unrecorded information relating to them, and give testimony in any proceeding in which any of my inventions or any application or patent directed thereto may be involved, provided that reasonable compensation shall be paid for such services, except that no obligation is imposed to renumerate at a higher rate for the giving of testimony than the rate established by law for the compensation of witnesses in the court or tribunal where the testimony is given or in the district where the testimony is taken. To the extent reasonably feasible, the Company will use its best efforts to request such assistance at times and placed as will least interfere with any other employment of mine.

    Any Invention reasonably related to the Company's business made, developed and/or reduced to practice by me alone or jointly with others within six (6) months following the termination of my employment shall be deemed to be a "Company" invention, unless proved by me to have been conceived after such termination.

3.  UNAUTHORIZED DISCLOSURE

    I agree that I will not, without first obtaining the written approval of the Company, or of such individual as the Company may from time to time designate, divulge or disclose to anyone outside of the Company, whether by private communication or by public address or publication, or otherwise, any information not already lawfully available to the public concerning any inventions, developments, specifications, technical and engineering data, methods or reports relating to the business of the Company, or any corporation, firm or person for whom the Company is conducting or shall conduct research services or is providing or shall provide other services, whether supplied by the Company, or such corporation, firm or person, or whether made, developed and/or conceived by me or by others in the employ of the Company. All originals and copies of any such specifications, technical and engineering data, methods or reports, or other written materials relating to the business of the Company, however and whenever produced, shall be the sole property of the Company, not to be removed from the premises or custody of the Company without in each instance first obtaining written consent or authorization of the individual as the Company may from time to time designate, and shall be surrendered to the Company upon termination of my employment. For purposes of Sections 3 and 5 of this Agreement, information and/or trade secrets which pass into the public domain shall, after the time of such passing, no longer be considered as confidential or secret.

    In addition, I agree that I will not directly or indirectly publish or cause to be purblished any article containing or disclosing any information about the Company or reported or received by the Company from any corporation, firm or person with whom or for whom the Company shall be under contract to provide research service, without the prior written authorization of the Company or of such individual as the Company may from time to time designate.

4.   COPYRIGHT

    I will promptly disclose to the Company all copyrightable material which I produce, compose or write, individually or in collaboration with others, which arises out of work delegated to me by the Company; and, at the expense of the Company, I will assign to it all my interest in such copyrightable material and will sign all papers and do all other acts necessary to assist the Company to obtain copyrights on such material in any and all countries.

5.   TRADE SECRETS

    I will not, during my employment by the Company or afterwards, disclose to others or use for my own benefit any trade secrets acquired by me from the Company, its customers, suppliers, consultants or affiliates, except to the extent that the disclosure of such trade secrets is necessary to perform my duties and fulfill my responsibilities as an employee of the Company. (A trade secret is information not generally known to the trade which gives the Company an advantage over its competitors. Trade secrets can include, by way of example, products under development, production methods and processes, sources of supply, materials used in manufacture, customer lists, cost of parts and materials, marketing plans, and information concerning the filing or pendency of patent applications.)

6.   COMPANY PROPERTY; TERMINATION CERTIFICATION

    Upon the termination of my employment with the Company, I will turn over to the Company all models, prototypes, notes, memoranda, notebooks, drawings, specifications, records, customer lists, proposals, business plans, and other documents or materials, tools, equipment or other property in my possession or under my control, relating to any work done for or otherwise belonging to, the Company, it being acknowledged that all such items are the sole property of the Company, and I agree to sign the following "Termination Certificate":

    "This is to certify that I do not have in my possession or custody nor have I failed to return, any models, prototypes, notes, memoranda, notebooks, drawings, records, specifications, customer lists, proposals, business plans, or copies of them, or other documents or materials, tools, equipment or other property belonging to the Company."

7.  GOVERNING LAW

    The laws of the Commonwealth of Massachusetts shall govern this Agreement.

8.  GENERAL PROVISION

    (a)  I  further  agree  that  this  Agreement   shall  be  binding  upon  me
irrespective of the duration of my employment or other association with the Company, the reasons for the sessation of my employment or other association by the Company, or the amount of my wages and/or salary.

    (b) This Agreement is the whole agreement, and no modification or variation shall be deemed valid unless in writing signed by the Company.

    (c) In the event of any inconsistency with respect to the subject matter of this Agreement and any contract of employment which I may enter into with the Company, the provisions herein shall prevail.

    (d) This Agreement shall be binding upon my heirs, executors, administrators and legal representatives, and shall inure to the benefit of the successors and assigns of the Company.

    (e) I represent and warrant to the Company that I am not under any obligations to any person, firm or corporation; and have no other interest which is inconsistent or in conflict with this Agreement, or which would prevent, limit or impair, in any way, the performance by me of any of the covenants hereunder or my duties in my said employment.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this _______ day of ___________________ 19___ at Billerica, Massachusetts.

                                        WITNESS:

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Print Name

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Signature

Address

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